THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
ChoicePlusSM II Product Suite

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
ChoicePlusSM II Product Suite

Supplement dated June 28, 2018 to the Prospectus dated May 1, 2018.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The Deutsche Investments VIT Funds and Deutsche Variable Series II have notified us that the names of the trusts will be changed to Deutsche DWS Investments VIT Funds and Deutsche DWS Variable Series II, respectively, effective July 2, 2018.
In addition the names of the following funds will be changed effective July 2, 2018. There are no changes to the fees or investment objectives. All other information about the funds can be found in the fund's prospectus.
CURRENT FUND NAME	NEW FUND NAME

Deutsche Equity 500 Index VIP Portfolio	DWS Equity 500 Index VIP Portfolio
Deutsche Small Cap Index VIP Portfolio	DWS Small Cap Index VIP Portfolio
Deutsche Alternative Asset Allocation VIP Portfolio	DWS Alternative Asset Allocation VIP Portfolio

Please retain this supplement for future reference.